UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 27, 2010

HESS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1185 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

          On October 27, 2010, Hess Corporation issued a news release reporting estimated results for the third quarter of 2010.  A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

	99(1)	News release dated October 27, 2010 reporting estimated results for the third quarter of 2010.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 27, 2010

HESS CORPORATION

		By:	/s/ John P. Rielly
		Name:	John P. Rielly
		Title:	Senior Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99(1)	News release dated October 27, 2010 reporting estimated results for the third quarter of 2010.

4